Prospectus supplement dated February 9, 2022
to the following prospectus(es):
Nationwide Destination Freedom+ Variable Annuity, America's marketFLEX II, America's marketFLEX Edge, and America's marketFLEX Advisor Annuity prospectuses dated May 1, 2021
America's marketFLEX Annuity prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting held on December 14-15, 2021 of the Board of Trustees (the "Board") of the Goldman Sachs Variable Insurance Trust (the "Trust") the Board approved the liquidation (the "Liquidation") pursuant to which the Goldman Sachs Variable Insurance Trust - Goldman Sachs High Quality Floating Rate Fund: Advisor Shares (the "Fund") will be liquidated. The liquidation is expected to occur on or about April 27, 2022 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about April 20, 2022, the Fund will no longer be available for transfers or new purchase payments.
•	From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•	On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II.
•	After the Liquidation Date, any and all references in the prospectus to the Fund are deleted.
Accordingly, Appendix A is amended as follows:
Goldman Sachs Variable Insurance Trust - Goldman Sachs High Quality Floating Rate Fund: Advisor Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective April 20, 2022
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to provide a high level of current income, consistent with low volatility of principal.
PROS-0637
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